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                                                                 EXHIBIT 10.7

                              EMPLOYMENT AGREEMENT

       This Employment Agreement ("Agreement") is entered into between Southdown, Inc., a Louisiana corporation ("Company"), and ____________, a resident of [Houston, Harris] County, Texas ("Executive"), effective as of _________, 1997. The Company and the Executive are sometimes referred to herein as the "Parties."

       1. Introduction. In connection with the revision of existing employment agreements, the Company believes that the assurance of the Executive's continued employment by the Company and the benefit of his business experience are of material importance. Therefore, the Company and the Executive intend by this Agreement to rescind any existing employment agreement and to specify the terms and conditions of the Executive's continuing employment relationship with the Company.

       2. Employment. The Company hereby employs the Executive and the Executive hereby accepts continuing employment with the Company upon the terms and conditions set forth herein.

       3.     Duties and Responsibilities.

              3.1. Extent of Service. The Executive shall, during the term of this Agreement, devote such of his entire time, attention, energies and business efforts to his duties as an executive of the Company as are reasonably necessary to carry out his duties specified in Paragraph 3.2 below. The Executive shall not, during the term of this Agreement, engage in any other business activity (whether or not such business activity is pursued for gain, profit or other pecuniary advantage) if such business activity would impair the Executive's ability to carry out his duties hereunder. This Paragraph 3.1, however, shall not be construed to prevent the Executive from investing his personal assets as a passive investor in such form or manner as will not contravene the Company's Statement of Policy Regarding Corporate Ethics and Conflicts of Interest ( "Policy Statement").

              3.2. Position and Duties. Subject to the power of the Board of Directors of the Company to elect and remove officers, the Executive shall serve the Company as ____________ (or in such other office of comparable or greater responsibility as the Board of Directors of the Company may determine) and shall perform, faithfully and diligently, the services and functions relating to such office or otherwise reasonably incident to such office as may be designated from time to time by the Board of Directors of the Company; provided that all such services and functions shall be reasonable and within the Executive's area of expertise; and provided further that the Executive shall be physically capable of performing the essential requirements of the job with or without reasonable accommodation.

              3.3. Place of Employment. During the term of this Agreement, the Company shall maintain its principal executive offices in the greater Houston, Texas area, and the Executive's primary place of employment shall be at such principal executive offices. During the term of this Agreement, the Company will provide the Executive with a private office, an executive secretary
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and other customary staff support services, all as are commensurate with the services and functions to be performed by him hereunder.

       4. Salary and Other Benefits. Subject to the terms and conditions of this Agreement:

              4.1. Salary. As compensation for his services under and during the term of his employment under this Agreement, the Executive shall be paid an annual salary of not less than $__________, payable in accordance with the then current payroll policies of the Company. Such salary shall be subject to increase by the Board of Directors of the Company (or the appropriate committee thereof) from time to time. The annual salary payable from time to time by the Company to the Executive pursuant to this Paragraph 4.1 is herein sometimes referred to as his "Base Salary."

              4.2. Other Benefits. As long as the Executive is employed by the Company, the Executive shall be entitled to receive the following benefits in addition to his Base Salary:

                     (a) The Executive shall be entitled to participate in the Company's discretionary bonus plan (the "Bonus Plan") for senior management of the Company and its consolidated subsidiaries, pursuant to which he shall be paid each year such additional compensation by way of bonus as the Board of Directors of the Company (or the appropriate committee thereof) in its sole discretion shall authorize or agree to pay, payable on such terms and conditions as it shall determine.

                     (b) The Executive shall have the right to participate in all group benefit and applicable retirement plans of the Company (including without limitation, disability, accident, medical, life insurance, hospitalization and pension), all in accordance with the Company's regular practices with respect to its senior officers.

                     (c)    The    Executive    shall    be    entitled    to
reimbursement from the Company for reasonable out-of-pocket expenses incurred by him in the course of the performance of his duties hereunder.

                     (d) The Company shall provide the Executive with an automobile allowance in the amount of $1,000 per month, subject to statutory withholdings. Executive shall bear all expenses incurred in connection with owning or operating his personal automobile.

                     (e) In order to promote the interests of the Company, the Company shall reimburse the Executive for the initiation fees and all annual dues incurred by him in connection with his membership in one luncheon club and one country club as may be agreed upon by the Executive and the Company (and the Company agrees to post any bond required by such clubs and each such bond will remain the property of the Company).



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                     (f)    The Company shall reimburse Executive an amount up
to $5,000 per year for personal financial, tax and estate planning.

                     (g) The Executive shall be entitled to such vacation, holidays and other paid or unpaid leaves of absence as are consistent with the Company's normal policies or as are otherwise approved by the Company's Board of Directors (or the appropriate committee thereof).

       5. Term. The term of this Agreement shall be for one year and shall be automatically extended each day, from ___________, 1997.

       6. Termination and Resignation. The Company shall have the right to terminate the Executive's employment hereunder at any time and for any reason, and upon any such termination the Executive shall be entitled to receive from the Company prompt payment of the amount determined pursuant to the applicable subparagraph of Paragraph 7 below. The Executive shall have the right to terminate his employment hereunder at any time by resignation, and he shall thereupon be entitled to receive from the Company prompt payment of the amount determined pursuant to the applicable subparagraph of Paragraph 7 below.

       7.     Payments Upon Termination and Resignation.

              7.1.   Pro Rata Payment.  In the event of the following:

       (i) the Company terminates the Executive's employment for Cause (as defined below),

       (ii) the Executive dies or becomes disabled (being the inability of the Executive to perform the essential requirements of the job with or without reasonable accommodation),

       (iii) the Executive resigns prior to the occurrence of a Change in Control (as defined below) of the Company at a time when there is no uncured breach by the Company of any term of this Agreement, or

       (iv) the Executive resigns after the occurrence of a Change in Control for any reason other than for Good Reason (as defined below);

then in each case the Executive shall be entitled to receive only his Base Salary on a pro rata basis to the date of termination or resignation.

              7.2. Base Salary Payment. If prior to the occurrence of a Change in Control (i) the Company terminates the Executive's employment for any reason other than for Cause or the Executive's death or disability or (ii) the Executive resigns because of the breach by the Company of any term of this Agreement (but only if such breach is not remedied by the Company promptly





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after it receives notice thereof from Executive), then in each case the
Executive shall be entitled to receive a lump sum payment equal to two times his Base Salary.

              7.3. Multiple Base Salary Payment. If after the occurrence of a Change in Control of the Company, (a) the Company terminates the Executive's employment hereunder for any reason other than for Cause, or (b) the Executive voluntarily resigns his employment hereunder for Good Reason within one year (as defined below) of the Change in Control, then in each case the Company will pay to the Executive a lump sum termination payment equal to 2.99 times the sum of his Base Salary and his Target Bonus (as defined below) (collectively, the "Lump Sum Payment"), subject to adjustment as provided in Paragraph 9 below.

              7.4.   Certain Definitions.

                     (a) "Target Bonus" shall mean the target bonus for Executive specified under the Company's Bonus Plan (as defined in Paragraph 4.2(a)) for the year in which a Change in Control of the Company occurs.

                     (b) Termination by the Company of the Executive's employment for "Cause" shall mean termination upon the willful misappropriation of funds or properties of the Company or the willful contravention of the standards referred to in the last sentence of Paragraph 10 below. For purposes of this definition, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board of Directors of the Company at a meeting of the Board duly called and held (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board) finding that in the good faith opinion of the Board the Executive was guilty of the conduct set forth above and specifying the particulars thereof in detail.

                     (c) A "Change in Control" shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place:
(i) a change in control is reported by the Company in response to either Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or Item 1 of Form 8-K promulgated under the Exchange Act, or any similar reporting requirement hereafter promulgated by the Securities and Exchange Commission; (ii) any person, entity or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any employee benefit plan sponsored by the Company, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities (as determined under





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paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock); or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

                     (d) "Good Reason" shall mean, in any case only if an action or event described in this Paragraph 7.4(d) is not remedied by the Company promptly after it receives notice thereof from Executive,

              (i) the assignment to the Executive of any duties substantially inconsistent with the Executive's position (including offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Paragraph 3.2 hereof;

              (ii) the failure of the Company to comply with any of the provisions of Section 4.2 hereof; or

              (iii) the Company's requiring the Executive to be based at any office or location other than as provided in Paragraph 3.3 hereof
              .

       8. Acceleration of Options. Contemporaneously with the occurrence of a Change in Control of the Company, the Board of Directors of the Company (or the appropriate committee thereof) will accelerate all outstanding options previously granted to the Executive under any then existing Company stock option, stock appreciation or other employee incentive plan that are not otherwise exercisable by the Executive at the time the Change in Control of the Company occurs.

       9.     Certain Additional Payments by the Company.

              (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or any of its affiliates to or for the benefit of Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (any such payments or distributions being individually referred to herein as a "Payment," and any two or more of such payments or distributions being referred to herein as "Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended ("Code") (such excise tax, together with any interest thereon, any penalties, additions to tax, or additional amounts with respect to such excise tax, and any interest in respect of such penalties, additions to tax or additional amounts, being collectively referred herein to as the "Excise Tax"), then Executive shall be entitled to receive and the Company shall make an additional payment or payments (individually referred to herein as a "Gross-Up Payment," and any two or more of such additional payments being referred to herein as "Gross-Up Payments") in an





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amount such that after payment by Executive of all taxes (as defined in
Paragraph 9(k) imposed upon the Gross-Up Payment, Executive retains an amount of such Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

              (b) Subject to the provisions of Paragraph 9(c) through (i), any determination (individually, a "Determination") required to be made under Paragraphs 9(a) or 9(b), including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall initially be made, at the Company's expense, by nationally recognized tax counsel mutually acceptable to the Company and Executive ("Tax Counsel"). Tax Counsel shall provide detailed supporting legal authorities, calculations, and documentation both to the Company and Executive within 15 business days of the termination of Executive's employment, if applicable, or such other time or times as is reasonably requested by the Company or Executive. If Tax Counsel makes the initial Determination that no Excise Tax is payable by Executive with respect to a Payment or Payments, it shall furnish Executive with an opinion that no Excise Tax will be imposed with respect to any such Payment or Payments. Executive shall have the right to dispute any Determination (a "Dispute") within 15 business days after delivery of Tax Counsel's opinion with respect to such Determination. The Gross-Up Payment, if any, as determined pursuant to such Determination shall, at the Company's expense, be paid by the Company to Executive within five business days of Executive's receipt of such Determination. The existence of a Dispute shall not in any way affect Executive's right to receive the Gross-Up Payment in accordance with such Determination. If there is no Dispute, such Determination shall be binding, final and conclusive upon the Company and Executive, subject in all respects, however, to the provisions of Paragraph 9(c) through (i) below. As a result of the uncertainty in the application of Sections 4999 and 280G of the Code, it is possible that Gross-Up Payments (or portions thereof) which will not have been made by the Company should have been made ("Underpayment"), and if upon any reasonable written request from Executive or the Company to Tax Counsel, or upon Tax Counsel's own initiative, Tax Counsel, at the Company's expense, thereafter determines that Executive is required to make a payment of any Excise Tax or any additional Excise Tax, as the case may be, Tax Counsel shall, at the Company's expense, determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to Executive.

              (c) The Company shall defend, hold harmless, and indemnify Executive on a fully grossed-up after tax basis from and against any and all claims, losses, liabilities, obligations, damages, impositions, assessments, demands, judgments, settlements, costs and expenses (including reasonable attorneys', accountants', and experts' fees and expenses) with respect to any tax liability of Executive resulting from any Final Determination (as defined in Paragraph 9(j)) that any Payment is subject to the Excise Tax.

              (d) If a party hereto receives any written or oral communication with respect to any question, adjustment, assessment or pending or threatened audit, examination, investigation or administrative, court or other proceeding which, if pursued successfully, could result in or give rise





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to a claim by Executive against the Company under this Paragraph 9(d)
("Claim"), including, but not limited to, a claim for indemnification of Executive by the Company under Paragraph 9(c), then such party shall promptly notify the other party hereto in writing of such Claim ("Tax Claim Notice").

              (e) If a Claim is asserted against Executive ("Executive Claim"), Executive shall take or cause to be taken such action in connection with contesting such Executive Claim as the Company shall reasonably request in writing from time to time, including the retention of counsel and experts as are reasonably designated by the Company (it being understood and agreed by the parties hereto that the terms of any such retention shall expressly provide that the Company shall be solely responsible for the payment of any and all fees and disbursements of such counsel and any experts) and the execution of powers of attorney, provided that:

                     (i) within 30 calendar days after the Company receives or delivers, as the case may be, the Tax Claim Notice relating to such Executive Claim (or such earlier date that any payment of the taxes claimed is due from Executive, but in no event sooner than five calendar days after the Company receives or delivers such Tax Claim Notice), the Company shall have notified Executive in writing ("Election Notice") that the Company does not dispute its obligations (including, but not limited to, its indemnity obligations) under this Agreement and that the Company elects to contest, and to control the defense or prosecution of, such Executive Claim at the Company's sole risk and sole cost and expense; and

                     (ii) the Company shall have advanced to Executive on an interest-free basis, the total amount of the tax claimed in order for Executive, at the Company's request, to pay or cause to be paid the tax claimed, file a claim for refund of such tax and, subject to the provisions of the last sentence of Paragraph 9(g), sue for a refund of such tax if such claim for refund is disallowed by the appropriate taxing authority (it being understood and agreed by the parties hereto that the Company shall only be entitled to sue for a refund and the Company shall not be entitled to initiate any proceeding in, for example, United States Tax Court) and shall indemnify and hold Executive harmless, on a fully grossed-up after tax basis, from any tax imposed with respect to such advance or with respect to any imputed income with respect to such advance; and

                     (iii) the Company shall reimburse Executive for any and all costs and expenses resulting from any such request by the Company and shall indemnify and hold Executive harmless, on fully grossed-up after-tax basis, from any tax imposed as a result of such reimbursement.

              (f) Subject to the provisions of Paragraph 9(e), hereof, the Company shall have the right to defend or prosecute, at the sole cost, expense and risk of the Company, such Executive Claim by all appropriate proceedings, which proceedings shall be defended or prosecuted diligently





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by the Company to a Final Determination; provided, however, that (i) the
Company shall not, without Executive's prior written consent, enter into any compromise or settlement of such Executive Claim that would adversely affect Executive, (ii) any request from the Company to Executive regarding any extension of the statute of limitations relating to assessment, payment, or collection of taxes for the taxable year of Executive with respect to which the contested issues involved in, and amount of, the Executive Claim relate is limited solely to such contested issues and amount, and (iii) the Company's control of any contest or proceeding shall be limited to issues with respect to the Executive Claim and Executive shall be entitled to settle or contest, in his sole and absolute discretion, any other issue raised by the Internal Revenue Service or any other taxing authority. So long as the Company is diligently defending or prosecuting such Executive Claim, Executive shall provide or cause to be provided to the Company any information reasonably requested by the Company that relates to such Executive Claim, and shall otherwise cooperate with the Company and its representatives in good faith in order to contest effectively such Executive Claim. The Company shall keep Executive informed of all developments and events relating to any such Executive Claim (including, without limitation, providing to Executive copies of all written materials pertaining to any such Executive Claim), and Executive or his authorized representatives shall be entitled, at Executive's expense, to participate in all conferences, meetings and proceedings relating to any such Executive Claim.

              (g) If, after actual receipt by Executive of an amount of a tax claimed (pursuant to an Executive Claim) that has been advanced by the Company pursuant to Paragraph 9(e)(ii), hereof, the extent of the liability of the Company hereunder with respect to such tax claimed has been established by a Final Determination, Executive shall promptly pay or cause to be paid to the Company any refund actually received by, or actually credited to, Executive with respect to such tax (together with any interest paid or credited thereon by the taxing authority and any recovery of legal fees from such taxing authority related thereto), except to the extent that any amounts are then due and payable by the Company to Executive, whether under the provisions of this Agreement or otherwise. If, after the receipt by Executive of an amount advanced by the Company pursuant to Paragraph 9(e)(ii), a determination is made by the Internal Revenue Service or other appropriate taxing authority that Executive shall not be entitled to any refund with respect to such tax claimed and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of any Gross-Up Payments and other payments required to be paid hereunder.

              (h) With respect to any Executive Claim, if the Company fails to deliver an Election Notice to Executive within the period provided in Paragraph 9(e)(i), hereof or, after delivery of such Election Notice, the Company fails to comply with the provisions of Paragraph 9(e)(ii), and (iii) and (f) hereof, then Executive shall at any time thereafter have the right (but not the obligation), at his election and in his sole and absolute discretion, to defend or prosecute, at the sole cost, expense and risk of the Company, such Executive Claim. Executive shall have full control of such defense





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or prosecution and such proceedings, including any settlement or compromise thereof. If requested by Executive, the Company shall cooperate, and shall cause its affiliates to cooperate, in good faith with Executive and his authorized representatives in order to contest effectively such Executive Claim. The Company may attend, but not participate in or control, any defense, prosecution, settlement or compromise of any Executive Claim controlled by Executive pursuant to this Paragraph 9(h) and shall bear its own costs and expenses with respect thereto. In the case of any Executive Claim that is defended or prosecuted by Executive, Executive shall, from time to time, be entitled to current payment, on a fully grossed-up after tax basis, from the Company with respect to costs and expenses incurred by Executive in connection with such defense or prosecution.

              (i) In the case of any Executive Claim that is defended or prosecuted to a Final Determination pursuant to the terms of this Paragraph 9(i), the Company shall pay, on a fully grossed-up after tax basis, to Executive in immediately available funds the full amount of any taxes arising or resulting from or incurred in connection with such Executive Claim that have not theretofore been paid by the Company to Executive, together with the costs and expenses, on a fully grossed-up after tax basis, incurred in connection therewith that have not theretofore been paid by the Company to Executive, within ten calendar days after such Final Determination. In the case of any Executive Claim not covered by the preceding sentence, the Company shall pay, on a fully grossed-up after tax basis, to Executive in immediately available funds the full amount of any taxes arising or resulting from or incurred in connection with such Executive Claim at least ten calendar days before the date payment of such taxes is due from Executive, except where payment of such taxes is sooner required under the provisions of this Paragraph 9(i), in which case payment of such taxes (and payment, on a fully grossed-up after tax basis, of any costs and expenses required to be paid under this Paragraph 9(i) shall be made within the time and in the manner otherwise provided in this Paragraph 9(i).

              (j) For purposes of this Agreement, the term "Final Determination" shall mean (A) a decision, judgment, decree or other order by a court or other tribunal with appropriate jurisdiction, which has become final and non-appealable; (B) a final and binding settlement or compromise with an administrative agency with appropriate jurisdiction, including, but not limited to, a closing agreement under Section 7121 of the Code; (C) any disallowance of a claim for refund or credit in respect to an overpayment of tax unless a suit is filed on a timely basis; or (D) any final disposition by reason of the expiration of all applicable statutes of limitations.

              (k) For purposes of this Agreement, the terms "tax" and "taxes" mean any and all taxes of any kind whatsoever (including, but not limited to, any and all Excise Taxes, income taxes, and employment taxes), together with any interest thereon, any penalties, additions to tax, or additional amounts with respect to such taxes and any interest in respect of such penalties, additions to tax, or additional amounts.





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              (l)    For purposes of this Agreement, the terms "affiliate" and
"affiliates" mean, when used with respect to any entity, individual, or other person, any other entity, individual, or other person which, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with such entity, individual or person. The term "control" and derivations thereof when used in the immediately preceding sentence means the ownership, directly or indirectly, of 50% or more of the voting securities of an entity or other person or possessing the power to direct or cause the direction of the management and policies of such entity or other person, whether through the ownership of voting securities, by contract or otherwise.

       10. Preservation of Business; Fiduciary Responsibility. The Executive shall use his best efforts to preserve the business and organization of the Company and the Company's consolidated subsidiaries (collectively, the "Consolidated Company"), to keep available to the Consolidated Company the services of present employees and to preserve the business relations of the Consolidated Company with suppliers, distributors, customers and others. The Executive shall not commit any act, or in any way assist others to commit any act, which would injure the Consolidated Company. So long as the Executive is employed by the Company, the Executive shall observe and fulfill proper standards of fiduciary responsibility attendant upon his service and office and shall comply with the terms of the Company's Statement of Policy Concerning Corporate Ethics and Conflicts of Interest, as may be amended from time to time.

       11.    Competitive Activities.

              11.1. As an independent covenant, Executive agrees to refrain for one (1) year after the termination of his employment for any reason, without written permission from the Company, from becoming involved in any way, within the boundaries of the United States, in the business of manufacturing or selling any cement or ready-mix concrete products, or other products or services competitive at the time of the termination with those sold and furnished by the Consolidated Company as an employee, director, officer, shareholder, consultant, partner, proprietor, or in any other capacity, except as a shareholder owning less than five percent of the shares of a corporation whose shares are publicly traded.

              11.2 As an independent covenant, Executive agrees to refrain during his employment by the Company, and in the event of the termination of his employment for any reason, for one (1) year thereafter, without written permission from the Company, from diverting, taking, soliciting and/or accepting on his own behalf or on the behalf of another person, firm, or company, the business of any customer of the Consolidated Company or any potential customer of the Consolidated Company whose identity became known to Executive through his employment by the Company.

              11.3 As an independent covenant, Executive agrees to refrain during his employment by the Company, and in the event of the termination of his employment for any reason





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for a period of one (1) year, thereafter, from inducing or attempting to influence any employee of the Consolidated Company to terminate his employment.

              11.4 Executive further agrees that these covenants are made to protect the legitimate business interests of the Company, including interests in the Company's "confidential information" as defined in Paragraph 12, and not to restrict his mobility or to prevent him from utilizing his general technical skills. Executive understands as a part of these covenants that the Company intends to exercise whatever legal recourse against him for any breach of this Agreement and in particular for any breach of these covenants.

       12. Non-Disclosure of Confidential Information. Executive agrees not to make any unauthorized use, publication, or disclosure, during or subsequent to his employment by the Company, of any confidential information, generated or acquired by him during the course of his employment, except to the extent that the disclosure of confidential information is necessary to fulfill his responsibilities as an employee of the Company. Executive understands that "confidential information" includes confidential or trade information not generally known by or available to the public about or belonging to the Consolidated Company or belonging to other companies to whom the Consolidated Company may have an obligation to maintain information in confidence, and that authorization for public disclosure may only be obtained through the Company's written consent. Executive also understands and agrees that the information protected by this provision includes, but is not limited to, information of a technical and a business nature such as ideas, discoveries, designs, inventions, improvements, trade secrets, know-how, manufacturing processes, product formulae, design specifications, writings and other works of authorship, computer programs, financial figures, marketing plans, customer lists and data, business plans or methods and the like, which relate in any manner to the actual or anticipated business of the Consolidated Company or related to its actual or anticipated areas of research and development.

       13. Notice. All notices, requests, demands and other communications given under or by reason of this Agreement shall be in writing and shall be deemed given when delivered in person or when mailed, by certified mail (return receipt requested), postage prepaid, addressed as follows (or to such other address as a party may specify by notice pursuant to this provision):

                     (a)    To the Company:
                            Southdown, Inc.
                            Attention: Secretary
                            1200 Smith Street, Suite 2400
                            Houston, Texas 77002





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                     (b)    To the Executive:

                            ------------------------

                            ------------------------

                            ------------------------


       14. Controlling Law and Performability. The execution, validity, interpretation and performance of this Agreement shall be governed by the law of the State of Texas.

       15. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration in Houston, Texas by one arbitrator appointed in the manner set forth by the American Arbitration Association. Any arbitration proceeding pursuant to this Paragraph 15 shall be conducted in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

       16. Expenses. The Company will pay or reimburse the Executive for all costs and expenses (including arbitration and court costs and attorneys' fees) incurred by the Executive as a result of any claim, action or proceeding arising out of, or challenging the validity, advisability or enforceability of, this Agreement or any provision thereof.

       17. No Obligation to Mitigate. The Executive shall not be required to mitigate the amount of any payment provided for in Paragraph 7 by seeking other employment or otherwise, nor shall the amount of any payment provided for in Paragraph 7 be reduced by any compensation earned by the Executive as a result of employment by another employer or otherwise.

       18. Additional Instruments. The Parties shall execute and deliver any and all additional instruments and agreements that may be necessary or proper to carry out the purposes of this Agreement.

       19. Entire Agreement and Amendments. This Agreement contains the entire agreement of the Parties relating to the matters contained herein and supersedes all prior agreements and understandings, oral or written, between the Parties with respect to the subject matter hereof; provided, however, that nothing herein shall affect in any respect the rights and obligations of the Company and the Executive under any Incentive Agreements implemented prior to the date of this Agreement and not expressly referred to herein or under any Indemnity Agreement entered into between the Company and Executive. This Agreement may be changed only by an agreement in writing signed by the Party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

       20. Separability. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the Parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

       21. Assignments. The Company may assign (whether by operation of law or otherwise) this Agreement only with the written consent of the Executive, which consent shall not be withheld unreasonably, and in the event of an assignment of this Agreement, all covenants, conditions and provisions hereunder shall inure to the benefit of and be enforceable against the Company's successors and assigns. The rights and obligations of Executive under this Agreement are personal to him, and no such rights, benefits or obligations shall be subject to voluntary or involuntary alienation, assignment or transfer.

       22. Effect of Agreement. Subject to the provisions of Paragraph 21 with respect to assignments, this Agreement shall be binding upon the Executive and his heirs, executors, administrators, legal representatives and assigns and upon the Company and its respective successors and assigns (whether direct or indirect, by purchase, merger, consolidation or otherwise).

       23. Execution. This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one and the same instrument.

       24. Waiver of Breach. The waiver by either Party of a breach of any provision of the Agreement by the other Party shall not operate or be construed as a waiver by such Party of any subsequent breach by such other Party.

       IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first above written.


                                           "COMPANY"
                                           SOUTHDOWN, INC.


                                           By:
                                                ------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                  ----------------------------




                                           "EXECUTIVE"



                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                  ----------------------------

VERSION "B"




                              EMPLOYMENT AGREEMENT

         This Employment Agreement ("Agreement") is entered into between Southdown, Inc., a Louisiana corporation ("Company"), and ____________, a resident of [Houston, Harris] County, Texas ("Executive"), effective as of _________, 1997. The Company and the Executive are sometimes referred to herein as the "Parties."

         1. Introduction. In connection with the revision of existing employment agreements, the Company believes that the assurance of the Executive's continued employment by the Company and the benefit of his business experience are of material importance. Therefore, the Company and the Executive intend by this Agreement to rescind any existing employment agreement and to specify the terms and conditions of the Executive's continuing employment relationship with the Company.

         2. Employment. The Company hereby employs the Executive and the Executive hereby accepts continuing employment with the Company upon the terms and conditions set forth herein.

         3.      Duties and Responsibilities.

                 3.1. Extent of Service. The Executive shall, during the term of this Agreement, devote such of his entire time, attention, energies and business efforts to his duties as an executive of the Company as are reasonably necessary to carry out his duties specified in Paragraph 3.2 below. The Executive shall not, during the term of this Agreement, engage in any other business activity (whether or not such business activity is pursued for gain, profit or other pecuniary advantage) if such business activity would impair the Executive's ability to carry out his duties hereunder. This Paragraph 3.1, however, shall not be construed to prevent the Executive from investing his personal assets as a passive investor in such form or manner as will not contravene the Company's Statement of Policy Regarding Corporate Ethics and Conflicts of Interest ( "Policy Statement").

                 3.2. Position and Duties. Subject to the power of the Board of Directors of the Company to elect and remove officers, the Executive shall serve the Company as ____________ (or in such other office of comparable or greater responsibility as the Board of Directors of the Company may determine) and shall perform, faithfully and diligently, the services and functions relating to such office or otherwise reasonably incident to such office as may be designated from time to time by the Board of Directors of the Company; provided that all such services and functions shall be reasonable and within the Executive's area of expertise; and provided further that the Executive shall be physically capable of performing the essential requirements of the job with or without reasonable accommodation.

                 3.3. Place of Employment. During the term of this Agreement, the Company shall maintain its principal executive offices in the greater Houston, Texas area, and the Executive's primary place of employment shall be at such principal executive offices. During the term of this Agreement, the Company will provide the Executive with a private office, an executive secretary and other customary staff support services, all as are commensurate with the services and functions to be performed by him hereunder.

         4. Salary and Other Benefits. Subject to the terms and conditions of this Agreement:

                 4.1. Salary. As compensation for his services under and during the term of his employment under this Agreement, the Executive shall be paid an annual salary of not less than $__________, payable in accordance with the then current payroll policies of the Company. Such salary shall be subject to increase by the Board of Directors of the Company (or the appropriate committee thereof) from time to time. The annual salary payable from time to time by the Company to the Executive pursuant to this Paragraph 4.1 is herein sometimes referred to as his "Base Salary."

                 4.2. Other Benefits. As long as the Executive is employed by the Company, the Executive shall be entitled to receive the following benefits in addition to his Base Salary:

                          (a)     The Executive shall be entitled to
participate in the Company's discretionary bonus plan (the "Bonus Plan") for senior management of the Company and its consolidated subsidiaries, pursuant to which he shall be paid each year such additional compensation by way of bonus as the Board of Directors of the Company (or the appropriate committee thereof) in its sole discretion shall authorize or agree to pay, payable on such terms and conditions as it shall determine.

                          (b)     The Executive shall have the right to
participate in all group benefit and applicable retirement plans of the Company (including without limitation, disability, accident, medical, life insurance, hospitalization and pension), all in accordance with the Company's regular practices with respect to its senior officers.

                          (c)     The    Executive    shall    be    entitled
to reimbursement from the Company for reasonable out-of-pocket expenses incurred by him in the course of the performance of his duties hereunder.

                          (d)     The Company shall provide the Executive with
an automobile allowance in the amount of $1,000 per month, subject to statutory withholdings. Executive shall bear all expenses incurred in connection with owning or operating his personal automobile.

                          (e)     In order to promote the interests of the
Company, the Company shall reimburse the Executive for the initiation fees and all annual dues incurred by him in connection with his membership in one luncheon club and one country club as may be agreed upon by the Executive and the Company (and the Company agrees to post any bond required by such clubs and each such bond will remain the property of the Company).

                          (f)     The Company shall reimburse Executive an
amount up to $5,000 per year for personal financial, tax and estate planning.

                          (g)     The Executive shall be entitled to such
vacation, holidays and other paid or unpaid leaves of absence as are consistent with the Company's normal policies or as are otherwise approved by the Company's Board of Directors (or the appropriate committee thereof).

         5. Term. The term of this Agreement shall be for one year and shall be automatically extended each day, from ___________, 1997.

         6. Termination and Resignation. The Company shall have the right to terminate the Executive's employment hereunder at any time and for any reason, and upon any such termination the Executive shall be entitled to receive from the Company prompt payment of the amount determined pursuant to the applicable subparagraph of Paragraph 7 below. The Executive shall have the right to terminate his employment hereunder at any time by resignation, and he shall thereupon be entitled to receive from the Company prompt payment of the amount determined pursuant to the applicable subparagraph of Paragraph 7 below.

         7.      Payments Upon Termination and Resignation.

                 7.1.     Pro Rata Payment.  In the event of the following:

         (i) the Company terminates the Executive's employment for Cause (as defined below),

         (ii) the Executive dies or becomes disabled (being the inability of the Executive to perform the essential requirements of the job with or without reasonable accommodation),

         (iii) the Executive resigns prior to the occurrence of a Change in Control (as defined below) of the Company at a time when there is no uncured breach by the Company of any term of this Agreement, or

         (iv) the Executive resigns after the occurrence of a Change in Control for any reason other than for Good Reason (as defined below);

then in each case the Executive shall be entitled to receive only his Base Salary on a pro rata basis to the date of termination or resignation.

                 7.2. Base Salary Payment. If prior to the occurrence of a Change in Control (i) the Company terminates the Executive's employment for any reason other than for Cause or the Executive's death or disability or (ii) the Executive resigns because of the breach by the Company of any term of this Agreement (but only if such breach is not remedied by the Company promptly after it receives notice thereof from Executive), then in each case the Executive shall be entitled to receive a lump sum payment equal to his Base Salary.

                 7.3. Multiple Base Salary Payment. If after the occurrence of a Change in Control of the Company, (a) the Company terminates the Executive's employment hereunder for any reason other than for Cause, or
(b) the Executive voluntarily resigns his employment hereunder for Good Reason within one year (as defined below) of the Change in Control, then in each case the Company will pay to the Executive a lump sum termination payment equal to
2.99 times the sum of his Base Salary and his Target Bonus (as defined below) (collectively, the "Lump Sum Payment"), subject to adjustment as provided in Paragraph 9 below.

                 7.4.     Certain Definitions.

                          (a)     "Target Bonus" shall mean the target bonus
for Executive specified under the Company's Bonus Plan (as defined in Paragraph 4.2(a)) for the year in which a Change in Control of the Company occurs.

                          (b)     Termination by the Company of the Executive's
employment for "Cause" shall mean termination upon the willful misappropriation of funds or properties of the Company or the willful contravention of the standards referred to in the last sentence of Paragraph 10 below. For purposes of this definition, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board of Directors of the Company at a meeting of the Board duly called and held (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board) finding that in the good faith opinion of the Board the Executive was guilty of the conduct set forth above and specifying the particulars thereof in detail.

                          (c)     A "Change in Control" shall be conclusively
deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to either
Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or Item 1 of Form 8-K promulgated under the Exchange Act, or any similar reporting requirement hereafter promulgated by the Securities and Exchange Commission; (ii) any person, entity or group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any employee benefit plan sponsored by the Company, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock); or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

                          (d)     "Good Reason" shall mean, in any case only if
an action or event described in this Paragraph 7.4(d) is not remedied by the Company promptly after it receives notice thereof from Executive,

                 (i) the assignment to the Executive of any duties substantially inconsistent with the Executive's position (including offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Paragraph 3.2 hereof;

                 (ii) the failure of the Company to comply with any of the provisions of Section 4.2 hereof; or

                 (iii) the Company's requiring the Executive to be based at any office or location other than as provided in Paragraph 3.3 hereof.

         8. Acceleration of Options. Contemporaneously with the occurrence of a Change in Control of the Company, the Board of Directors of the Company (or the appropriate committee thereof) will accelerate all outstanding options previously granted to the Executive under any then existing Company stock option, stock appreciation or other employee incentive plan that are not otherwise exercisable by the Executive at the time the Change in Control of the Company occurs.

         9.      Certain Additional Payments by the Company.

                 (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or any of its affiliates to or for the benefit of Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (any such payments or distributions being individually referred to herein as a "Payment," and any two or more of such payments or distributions being referred to herein as "Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended ("Code") (such excise tax, together with any interest thereon, any penalties, additions to tax, or additional amounts with respect to such excise tax, and any interest in respect of such penalties, additions to tax or additional amounts, being collectively referred herein to as the "Excise Tax"), then Executive shall be entitled to receive and the Company shall make an additional payment or payments (individually referred to herein as a "Gross-Up Payment," and any two or more of such additional payments being referred to herein as "Gross-Up Payments") in an amount such that after payment by Executive of all taxes (as defined in Paragraph 9(k) imposed upon the Gross-Up Payment, Executive retains an amount of such Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                 (b)      Subject to the provisions of Paragraph 9(c) through
(i), any determination (individually, a "Determination") required to be made under Paragraphs 9(a) or 9(b), including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall initially be made, at the Company's expense, by nationally recognized tax counsel mutually acceptable to the Company and Executive ("Tax Counsel"). Tax Counsel shall provide detailed supporting legal authorities, calculations, and documentation both to the Company and Executive within 15 business days of the termination of Executive's employment, if applicable, or such other time or times as is reasonably requested by the Company or Executive. If Tax Counsel makes the initial Determination that no Excise Tax is payable by Executive with respect to a Payment or Payments, it shall furnish Executive with an opinion that no Excise Tax will be imposed with respect to any such Payment or Payments. Executive shall have the right to dispute any Determination (a "Dispute") within 15 business days after delivery of Tax Counsel's opinion with respect to such Determination. The Gross-Up Payment, if any, as determined pursuant to such Determination shall, at the Company's expense, be paid by the Company to Executive within five business days of Executive's receipt of such Determination. The existence of a Dispute shall not in any way affect Executive's right to receive the Gross-Up Payment in accordance with such Determination. If there is no Dispute, such Determination shall be binding, final and conclusive upon the Company and Executive, subject in all respects, however, to the provisions of Paragraph 9(c) through (i) below. As a result of the uncertainty in the application of Sections 4999 and 280G of the Code, it is possible that Gross-Up Payments (or portions thereof) which will not have been made by the Company should have been made ("Underpayment"), and if upon any reasonable written request from Executive or the Company to Tax Counsel, or upon Tax Counsel's own initiative, Tax Counsel, at the Company's expense, thereafter determines that Executive is required to make a payment of any Excise Tax or any additional Excise Tax, as the case may be, Tax Counsel shall, at the Company's expense, determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to Executive.

                 (c) The Company shall defend, hold harmless, and indemnify Executive on a fully grossed-up after tax basis from and against any and all claims, losses, liabilities, obligations, damages, impositions, assessments, demands, judgments, settlements, costs and expenses (including reasonable attorneys', accountants', and experts' fees and expenses) with respect to any tax liability of Executive resulting from any Final Determination (as defined in Paragraph 9(j)) that any Payment is subject to the Excise Tax.

                 (d) If a party hereto receives any written or oral communication with respect to any question, adjustment, assessment or pending or threatened audit, examination, investigation or administrative, court or other proceeding which, if pursued successfully, could result in or give rise to a claim by Executive against the Company under this Paragraph 9(d) ("Claim"), including, but not limited to, a claim for indemnification of Executive by the Company under Paragraph 9(c), then such party shall promptly notify the other party hereto in writing of such Claim ("Tax Claim Notice").

                 (e) If a Claim is asserted against Executive ("Executive Claim"), Executive shall take or cause to be taken such action in connection with contesting such Executive Claim as the Company shall reasonably request in writing from time to time, including the retention of counsel and experts as are reasonably designated by the Company (it being understood and agreed by the parties hereto that the terms of any such retention shall expressly provide that the Company shall be solely responsible for the payment of any and all fees and disbursements of such counsel and any experts) and the execution of powers of attorney, provided that:

                          (i) within 30 calendar days after the Company receives or delivers, as the case may be, the Tax Claim Notice relating to such Executive Claim (or such earlier date that any payment of the taxes claimed is due from Executive, but in no event sooner than five calendar days after the Company receives or delivers such Tax Claim Notice), the Company shall have notified Executive in writing ("Election Notice") that the Company does not dispute its obligations (including, but not limited to, its indemnity obligations) under this Agreement and that the Company elects to contest, and to control the defense or prosecution of, such Executive Claim at the Company's sole risk and sole cost and expense; and

                          (ii) the Company shall have advanced to Executive on an interest-free basis, the total amount of the tax claimed in order for Executive, at the Company's request, to pay or cause to be paid the tax claimed, file a claim for refund of such tax and, subject to the provisions of the last sentence of Paragraph 9(g), sue for a refund of such tax if such claim for refund is disallowed by the appropriate taxing authority (it being understood and agreed by the parties hereto that the Company shall only be entitled to sue for a refund and the Company shall not be entitled to initiate any proceeding in, for example, United States Tax Court) and shall indemnify and hold Executive harmless, on a fully grossed-up after tax basis, from any tax imposed with respect to such advance or with respect to any imputed income with respect to such advance; and

                          (iii) the Company shall reimburse Executive for any and all costs and expenses resulting from any such request by the Company and shall indemnify and hold Executive harmless, on fully grossed-up after-tax basis, from any tax imposed as a result of such reimbursement.

                 (f) Subject to the provisions of Paragraph 9(e), hereof, the Company shall have the right to defend or prosecute, at the sole cost, expense and risk of the Company, such Executive Claim by all appropriate proceedings, which proceedings shall be defended or prosecuted diligently by the Company to a Final Determination; provided, however, that (i) the Company shall not, without Executive's prior written consent, enter into any compromise or settlement of such Executive Claim that would adversely affect Executive, (ii) any request from the Company to Executive regarding any extension of the statute of limitations relating to assessment, payment, or collection of taxes for the taxable year of Executive with respect to which the contested issues involved in, and amount of, the Executive Claim relate is limited solely to such contested issues and amount, and (iii) the Company's control of any contest or proceeding shall be limited to issues with respect to the Executive Claim and Executive shall be entitled to settle or contest, in his sole and absolute discretion, any other issue raised by the Internal Revenue Service or any other taxing authority. So long as the Company is diligently defending or prosecuting such Executive Claim, Executive shall provide or cause to be provided to the Company any information reasonably requested by the Company that relates to such Executive Claim, and shall otherwise cooperate with the Company and its representatives in good faith in order to contest effectively such Executive Claim. The Company shall keep Executive informed of all developments and events relating to any such Executive Claim (including, without limitation, providing to Executive copies of all written materials pertaining to any such Executive Claim), and Executive or his authorized representatives shall be entitled, at Executive's expense, to participate in all conferences, meetings and proceedings relating to any such Executive Claim.

                 (g) If, after actual receipt by Executive of an amount of a tax claimed (pursuant to an Executive Claim) that has been advanced by the Company pursuant to Paragraph 9(e)(ii), hereof, the extent of the liability of the Company hereunder with respect to such tax claimed has been established by a Final Determination, Executive shall promptly pay or cause to be paid to the Company any refund actually received by, or actually credited to, Executive with respect to such tax (together with any interest paid or credited thereon by the taxing authority and any recovery of legal fees from such taxing authority related thereto), except to the extent that any amounts are then due and payable by the Company to Executive, whether under the provisions of this Agreement or otherwise. If, after the receipt by Executive of an amount advanced by the Company pursuant to Paragraph 9(e)(ii), a determination is made by the Internal Revenue Service or other appropriate taxing authority that Executive shall not be entitled to any refund with respect to such tax claimed and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of any Gross-Up Payments and other payments required to be paid hereunder.

                 (h) With respect to any Executive Claim, if the Company fails to deliver an Election Notice to Executive within the period provided in Paragraph 9(e)(i), hereof or, after delivery of such Election Notice, the Company fails to comply with the provisions of Paragraph 9(e)(ii), and (iii) and (f) hereof, then Executive shall at any time thereafter have the right (but not the obligation), at his election and in his sole and absolute discretion, to defend or prosecute, at the sole cost, expense and risk of the Company, such Executive Claim. Executive shall have full control of such defense or prosecution and such proceedings, including any settlement or compromise thereof. If requested by Executive, the Company shall cooperate, and shall cause its affiliates to cooperate, in good faith with Executive and his authorized representatives in order to contest effectively such Executive Claim. The Company may attend, but not participate in or control, any defense, prosecution, settlement or compromise of any Executive Claim controlled by Executive pursuant to this Paragraph 9(h) and shall bear its own costs and expenses with respect thereto. In the case of any Executive Claim that is defended or prosecuted by Executive, Executive shall, from time to time, be entitled to current payment, on a fully grossed-up after tax basis, from the Company with respect to costs and expenses incurred by Executive in connection with such defense or prosecution.

                 (i) In the case of any Executive Claim that is defended or prosecuted to a Final Determination pursuant to the terms of this Paragraph 9(i), the Company shall pay, on a fully grossed-up after tax basis, to Executive in immediately available funds the full amount of any taxes arising or resulting from or incurred in connection with such Executive Claim that have not theretofore been paid by the Company to Executive, together with the costs and expenses, on a fully grossed-up after tax basis, incurred in connection therewith that have not theretofore been paid by the Company to Executive, within ten calendar days after such Final Determination. In the case of any Executive Claim not covered by the preceding sentence, the Company shall pay, on a fully grossed-up after tax basis, to Executive in immediately available funds the full amount of any taxes arising or resulting from or incurred in connection with such Executive Claim at least ten calendar days before the date payment of such taxes is due from Executive, except where payment of such taxes is sooner required under the provisions of this Paragraph 9(i), in which case payment of such taxes (and payment, on a fully grossed-up after tax basis, of any costs and expenses required to be paid under this Paragraph 9(i) shall be made within the time and in the manner otherwise provided in this Paragraph 9(i).

                 (j) For purposes of this Agreement, the term "Final Determination" shall mean (A) a decision, judgment, decree or other order by a court or other tribunal with appropriate jurisdiction, which has become final and non-appealable; (B) a final and binding settlement or compromise with an administrative agency with appropriate jurisdiction, including, but not limited to, a closing agreement under Section 7121 of the Code; (C) any disallowance of a claim for refund or credit in respect to an overpayment of tax unless a suit is filed on a timely basis; or (D) any final disposition by reason of the expiration of all applicable statutes of limitations.

                 (k) For purposes of this Agreement, the terms "tax" and "taxes" mean any and all taxes of any kind whatsoever (including, but not limited to, any and all Excise Taxes, income taxes, and employment taxes), together with any interest thereon, any penalties, additions to tax, or additional amounts with respect to such taxes and any interest in respect of such penalties, additions to tax, or additional amounts.

                 (l) For purposes of this Agreement, the terms "affiliate" and "affiliates" mean, when used with respect to any entity, individual, or other person, any other entity, individual, or other person which, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with such entity, individual or person. The term "control" and derivations thereof when used in the immediately preceding sentence means the ownership, directly or indirectly, of 50% or more of the voting securities of an entity or other person or possessing the power to direct or cause the direction of the management and policies of such entity or other person, whether through the ownership of voting securities, by contract or otherwise.

         10. Preservation of Business; Fiduciary Responsibility. The Executive shall use his best efforts to preserve the business and organization of the Company and the Company's consolidated subsidiaries (collectively, the "Consolidated Company"), to keep available to the Consolidated Company the services of present employees and to preserve the business relations of the Consolidated Company with suppliers, distributors, customers and others. The Executive shall not commit any act, or in any way assist others to commit any act, which would injure the Consolidated Company. So long as the Executive is employed by the Company, the Executive shall observe and fulfill proper standards of fiduciary responsibility attendant upon his service and office and shall comply with the terms of the Company's Statement of Policy Concerning Corporate Ethics and Conflicts of Interest, as may be amended from time to time.

         11.     Competitive Activities.

                 11.1. As an independent covenant, Executive agrees to refrain for one (1) year after the termination of his employment for any reason, without written permission from the Company, from becoming involved in any way, within the boundaries of the United States, in the business of manufacturing or selling any cement or ready-mix concrete products, or other products or services competitive at the time of the termination with those sold and furnished by the Consolidated Company as an employee, director, officer, shareholder, consultant, partner, proprietor, or in any other capacity, except as a shareholder owning less than five percent of the shares of a corporation whose shares are publicly traded.

                 11.2 As an independent covenant, Executive agrees to refrain during his employment by the Company, and in the event of the termination of his employment for any reason, for one (1) year thereafter, without written permission from the Company, from diverting, taking, soliciting and/or accepting on his own behalf or on the behalf of another person, firm, or company, the business of any customer of the Consolidated Company or any potential customer of the Consolidated Company whose identity became known to Executive through his employment by the Company.

                 11.3 As an independent covenant, Executive agrees to refrain during his employment by the Company, and in the event of the termination of his employment for any reason for a period of one (1) year, thereafter, from inducing or attempting to influence any employee of the Consolidated Company to terminate his employment.

                 11.4 Executive further agrees that these covenants are made to protect the legitimate business interests of the Company, including interests in the Company's "confidential information" as defined in Paragraph 12, and not to restrict his mobility or to prevent him from utilizing his general technical skills. Executive understands as a part of these covenants that the Company intends to exercise whatever legal recourse against him for any breach of this Agreement and in particular for any breach of these covenants.

         12. Non-Disclosure of Confidential Information. Executive agrees not to make any unauthorized use, publication, or disclosure, during or subsequent to his employment by the Company, of any confidential information, generated or acquired by him during the course of his employment, except to the extent that the disclosure of confidential information is necessary to fulfill his responsibilities as an employee of the Company. Executive understands that "confidential information" includes confidential or trade information not generally known by or available to the public about or belonging to the Consolidated Company or belonging to other companies to whom the Consolidated Company may have an obligation to maintain information in confidence, and that authorization for public disclosure may only be obtained through the Company's written consent. Executive also understands and agrees that the information protected by this provision includes, but is not limited to, information of a technical and a business nature such as ideas, discoveries, designs, inventions, improvements, trade secrets, know-how, manufacturing processes, product formulae, design specifications, writings and other works of authorship, computer programs, financial figures, marketing plans, customer lists and data, business plans or methods and the like, which relate in any manner to the actual or anticipated business of the Consolidated Company or related to its actual or anticipated areas of research and development.

         13. Notice. All notices, requests, demands and other communications given under or by reason of this Agreement shall be in writing and shall be deemed given when delivered in person or when mailed, by certified mail (return receipt requested), postage prepaid, addressed as follows (or to such other address as a party may specify by notice pursuant to this provision):

                          (a)     To the Company:
                                  Southdown, Inc.
                                  Attention: Secretary
                                  1200 Smith Street, Suite 2400
                                  Houston, Texas 77002

                          (b)     To the Executive:

                                  ------------------------

                                  ------------------------

                                  ------------------------


         14. Controlling Law and Performability. The execution, validity, interpretation and performance of this Agreement shall be governed by the law of the State of Texas.

         15. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration in Houston, Texas by one arbitrator appointed in the manner set forth by the American Arbitration Association. Any arbitration proceeding pursuant to this Paragraph 15 shall be conducted in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

         16. Expenses. The Company will pay or reimburse the Executive for all costs and expenses (including arbitration and court costs and attorneys' fees) incurred by the Executive as a result of any claim, action or proceeding arising out of, or challenging the validity, advisability or enforceability of, this Agreement or any provision thereof.

         17. No Obligation to Mitigate. The Executive shall not be required to mitigate the amount of any payment provided for in Paragraph 7 by seeking other employment or otherwise, nor shall the amount of any payment provided for in Paragraph 7 be reduced by any compensation earned by the Executive as a result of employment by another employer or otherwise.

         18. Additional Instruments. The Parties shall execute and deliver any and all additional instruments and agreements that may be necessary or proper to carry out the purposes of this Agreement.

         19      Entire Agreement and Amendments.  This Agreement contains the entire agreement of the Parties relating to the matters contained herein and supersedes all prior agreements and understandings, oral or written, between the Parties with respect to the subject matter hereof; provided, however, that nothing herein shall affect in any respect the rights and obligations of the Company and the Executive under any Incentive Agreements implemented prior to the date of this Agreement and not expressly referred to herein or under any Indemnity Agreement entered into between the Company and Executive. This Agreement may be changed only by an agreement in writing signed by the Party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

         20. Separability. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the Parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

         21. Assignments. The Company may assign (whether by operation of law or otherwise) this Agreement only with the written consent of the Executive, which consent shall not be withheld unreasonably, and in the event of an assignment of this Agreement, all covenants, conditions and provisions hereunder shall inure to the benefit of and be enforceable against the Company's successors and assigns. The rights and obligations of Executive under this Agreement are personal to him, and no such rights, benefits or obligations shall be subject to voluntary or involuntary alienation, assignment or transfer.

         22. Effect of Agreement. Subject to the provisions of Paragraph 21 with respect to assignments, this Agreement shall be binding upon the Executive and his heirs, executors, administrators, legal representatives and assigns and upon the Company and its respective successors and assigns (whether direct or indirect, by purchase, merger, consolidation or otherwise).

         23. Execution. This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         24. Waiver of Breach. The waiver by either Party of a breach of any provision of the Agreement by the other Party shall not operate or be construed as a waiver by such Party of any subsequent breach by such other Party.


         IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first above written.



                                   "COMPANY"
                                   SOUTHDOWN, INC.


                                   By:
                                           -------------------------------------
                                   Name:
                                           -------------------------------------
                                   Title:
                                           -------------------------------------




                                   "EXECUTIVE"



                                   ---------------------------------------------
                                   Name:
                                           -------------------------------------
                                   Title:
                                           -------------------------------------